Filed pursuant to Rule 497(a)

Registration No. 333-230351

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Launch

ARCC LAUNCH: $650MM @ T+237.5

ISSUER:	Ares Capital Corp (ARCC)
EXPECTED RATING*:	Baa3/BBB-/BBB (Positive/Stable/Stable) (Moody’s/S&P/Fitch)
TOTAL SIZE:	$Benchmark
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SETTLEMENT:	T+3 (June 10, 2019)
TENOR:	5-Year
MATURITY DATE:	June 10, 2024
FIRST PAY:	December 10, 2019
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION:	Make-Whole, 1 Month Par Call
CHANGE OF CONTROL:	Yes, 100%
BOOK RUNNERS:	BofAML (B&D), JPM, WF
IPTs:	T+ 250 bps area
DENOMINATIONS:	$2,000 x $1,000
USE OF PROCEEDS:	Repay outstanding indebtedness
TIMING:	Today’s Business
SALES INTO CANADA:	No

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated June 5, 2019, together with an accompanying prospectus dated May 29, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@baml.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.